Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the year ended December 31, 2024

U.S. Dollar / U.S. Protocol

Consolidated Statement of Earnings (unaudited)

For the years ended December 31 (US$ millions, except per share amounts)	2024	2023	2022

Revenues
Product and service revenues (1)	$7,358	$7,812	$10,183
Sales of purchased product (1)	1,585	2,849	4,080
Gains (losses) on risk management, net	135	151	(1,867)
Sublease revenues	74	71	68
Total Revenues	9,152	10,883	12,464

Operating Expenses
Production, mineral and other taxes	333	342	415
Transportation and processing	1,639	1,766	1,786
Operating	931	859	802
Purchased product	1,546	2,815	4,055
Depreciation, depletion and amortization	2,290	1,825	1,113
Impairments	450	-	-
Accretion of asset retirement obligation	19	19	18
Administrative	365	393	422
Total Operating Expenses	7,573	8,019	8,611
Operating Income (Loss)	1,579	2,864	3,853

Other (Income) Expenses
Interest	412	355	311
Foreign exchange (gain) loss, net	(19)	19	15
Other (gains) losses, net	(165)	(20)	(33)
Total Other (Income) Expenses	228	354	293
Net Earnings (Loss) Before Income Tax	1,351	2,510	3,560
Income tax expense (recovery)	226	425	(77)
Net Earnings (Loss)	$1,125	$2,085	$3,637

Net Earnings (Loss) per Share of Common Stock
Basic	$4.25	$8.02	$14.34
Diluted	4.21	7.90	14.08
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	264.6	259.9	253.6
Diluted	267.4	263.9	258.4
(1)
See Note 2 of the audited Consolidated Financial Statements included in Item 8 of Ovintiv’s 2024 Annual Report on Form 10-K regarding the reclassification of the Company’s previously reported Market Optimization segment.

Consolidated Statement of Comprehensive Income (unaudited)

For the years ended December 31 (US$ millions)	2024	2023	2022

Net Earnings (Loss)	$1,125	$2,085	$3,637
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	(269)	63	(107)
Pension and other post-employment benefit plans	(4)	(4)	6
Other Comprehensive Income (Loss)	(273)	59	(101)
Comprehensive Income (Loss)	$852	$2,144	$3,536

Ovintiv Inc.	1	Selected Financial Information

Consolidated Balance Sheet (unaudited)

	As at	As at
	December 31,	December 31,
(US$ millions)	2024	2023

Assets
Current Assets
Cash and cash equivalents	$42	$3
Accounts receivable and accrued revenues (net of allowances
of $5 million (2023: $5 million))	1,183	1,442
Risk management	108	214
Income tax receivable	36	17
	1,369	1,676
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	66,009	64,084
Unproved properties	764	1,486
Other	865	907
Property, plant and equipment	67,638	66,477
Less: Accumulated depreciation, depletion and amortization	(53,274)	(51,837)
Property, plant and equipment, net	14,364	14,640
Other Assets	965	1,015
Risk Management	-	4
Deferred Income Taxes	10	53
Goodwill	2,546	2,599
	$19,254	$19,987

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,883	$2,209
Current portion of operating lease liabilities	82	87
Income tax payable	9	232
Risk management	107	-
Current portion of long-term debt	600	284
	2,681	2,812
Long-Term Debt	4,853	5,453
Operating Lease Liabilities	737	832
Other Liabilities and Provisions	114	132
Risk Management	21	2
Asset Retirement Obligation	315	276
Deferred Income Taxes	202	110
	8,923	9,617

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2024 issued and outstanding: 260.4 million shares (2023: 271.7 million shares)	3	3
Paid in surplus	8,045	8,620
Retained earnings	1,506	697
Accumulated other comprehensive income	777	1,050
Total Shareholders’ Equity	10,331	10,370
	$19,254	$19,987

Ovintiv Inc.	2	Selected Financial Information

Consolidated Statement of Cash Flows (unaudited)

For the years ended December 31 (US$ millions)	2024	2023	2022

Operating Activities
Net earnings (loss)	$1,125	$2,085	$3,637
Depreciation, depletion and amortization	2,290	1,825	1,113
Impairments	450	-	-
Accretion of asset retirement obligation	19	19	18
Deferred income taxes	144	144	(87)
Unrealized (gain) loss on risk management	136	(194)	(741)
Unrealized foreign exchange (gain) loss	35	(6)	14
Foreign exchange (gain) loss on settlements	(42)	6	8
Other	(115)	20	148
Net change in other assets and liabilities	(74)	(62)	(57)
Net change in non-cash working capital	(247)	330	(187)
Cash From (Used in) Operating Activities	3,721	4,167	3,866

Investing Activities
Capital expenditures	(2,303)	(2,744)	(1,831)
Acquisitions	(205)	(277)	(286)
Corporate acquisition, net of cash acquired	12	(3,225)	-
Proceeds from divestitures	163	772	228
Net change in investments and other	(124)	(45)	103
Cash From (Used in) Investing Activities	(2,457)	(5,519)	(1,786)

Financing Activities
Net issuance (repayment) of revolving debt	(284)	(109)	393
Issuance of long-term debt	-	2,278	-
Repayment of long-term debt	-	-	(1,634)
Purchase of shares of common stock	(597)	(426)	(719)
Dividends on shares of common stock	(316)	(307)	(239)
Finance lease payments and other	(34)	(77)	(69)
Cash From (Used in) Financing Activities	(1,231)	1,359	(2,268)

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	6	(9)	(2)

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	39	(2)	(190)
Cash, Cash Equivalents and Restricted Cash, Beginning of Year	3	5	195
Cash, Cash Equivalents and Restricted Cash, End of Year	$42	$3	$5

Cash, End of Year	$4	$3	$5
Cash Equivalents, End of Year	38	-	-
Restricted Cash, End of Year	-	-	-
Cash, Cash Equivalents and Restricted Cash, End of Year	$42	$3	$5

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Supplemental Information

(unaudited)

For the year ended December 31, 2024

U.S. Dollar / U.S. Protocol

Fourth quarter report

for the year ended December 31, 2024

Supplemental Financial Information (unaudited)

Financial Results

	2024					2023
(US$ millions, unless otherwise specified)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Net Earnings (Loss)	1,125	(60)	507	340	338	2,085	856	406	336	487

Per share - basic (1)	4.25	(0.23)	1.93	1.28	1.25	8.02	3.14	1.48	1.35	1.99
Per share - diluted (1)	4.21	(0.23)	1.92	1.27	1.24	7.90	3.11	1.47	1.34	1.97

Non-GAAP Adjusted Earnings (2)	1,560	351	489	331	389	1,810	647	481	232	450

Per share - basic (1)	5.90	1.35	1.87	1.24	1.44	6.96	2.38	1.76	0.93	1.84
Per share - diluted (1)	5.83	1.35	1.85	1.23	1.43	6.86	2.35	1.74	0.93	1.82

Non-GAAP Cash Flow (3)	4,042	1,004	978	1,025	1,035	3,899	1,237	1,112	699	851

Per share - basic (1)	15.28	3.86	3.73	3.85	3.84	15.00	4.54	4.06	2.80	3.48
Per share - diluted (1)	15.12	3.86	3.70	3.82	3.80	14.77	4.49	4.02	2.79	3.44

Foreign Exchange Rates (C$ per US$1)
Average	1.370	1.398	1.364	1.368	1.349	1.350	1.362	1.341	1.343	1.353
Period end	1.439	1.439	1.350	1.369	1.355	1.323	1.323	1.352	1.324	1.353

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	1,351	(101)	558	466	428	2,510	1,067	393	437	613
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(136)	(75)	31	8	(100)	194	326	(292)	142	18
Impairments	(450)	(450)	-	-	-	-	-	-	-	-
Non-operating foreign exchange gain (loss)	6	(14)	(16)	11	25	(2)	(9)	17	(15)	5
Adjusted Earnings (Loss) Before Income Tax	1,931	438	543	447	503	2,318	750	668	310	590
Income tax expense (recovery) (4)	371	87	54	116	114	508	103	187	78	140

Non-GAAP Adjusted Earnings (2)	1,560	351	489	331	389	1,810	647	481	232	450

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	3,721	1,020	1,022	1,020	659	4,167	1,362	906	831	1,068
(Add back) Deduct:
Net change in other assets and liabilities	(74)	(39)	19	(42)	(12)	(62)	(31)	(14)	(12)	(5)
Net change in non-cash working capital	(247)	55	25	37	(364)	330	156	(192)	144	222

Non-GAAP Cash Flow (3)	4,042	1,004	978	1,025	1,035	3,899	1,237	1,112	699	851

(1) Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2024					2023
(millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	264.6	260.3	262.1	266.2	269.7	259.9	272.3	273.7	249.4	244.3

Diluted	267.4	260.3	264.0	268.1	272.3	263.9	275.4	276.3	250.8	247.7

(2) Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

(3) Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.

(4) Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2023 - 23.0 percent and 23.7 percent, respectively).

Financial Metrics

	2024	2023
	Year	Year

Debt to Capitalization	35%	36%
Debt to Adjusted Capitalization (1)	23%	24%
Debt to EBITDA (1)	1.3x	1.2x
Debt to Adjusted EBITDA (1)	1.2x	1.3x

(1) Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2024					2023
(average)	% of Oil & NGLs	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)	56	168.3	167.1	168.4	167.3	170.4	158.9	194.1	170.9	142.4	127.3
NGLs - Plant Condensate (Mbbls/d)	14	42.9	42.6	44.0	44.6	40.5	42.9	46.1	43.3	43.5	38.7
Oil & Plant Condensate (Mbbls/d)	70	211.2	209.7	212.4	211.9	210.9	201.8	240.2	214.2	185.9	166.0
Butane (Mbbls/d)	7	21.2	21.5	21.6	21.3	20.6	21.1	21.7	20.4	23.2	19.1
Propane (Mbbls/d)	11	34.7	34.5	35.0	35.3	34.0	33.7	35.2	33.2	34.9	31.3
Ethane (Mbbls/d)	12	34.9	34.1	36.0	35.4	33.8	35.4	34.0	33.1	38.7	35.8
NGLs - Other (Mbbls/d)	30	90.8	90.1	92.6	92.0	88.4	90.2	90.9	86.7	96.8	86.2
Oil & NGLs (Mbbls/d)	100	302.0	299.8	305.0	303.9	299.3	292.0	331.1	300.9	282.7	252.2

Natural Gas (MMcf/d)		1,698	1,680	1,725	1,740	1,648	1,642	1,645	1,625	1,743	1,555

Total (MBOE/d)		585.0	579.9	592.6	593.8	573.8	565.6	605.2	571.8	573.0	511.4

Production Volumes by Segment

	2024					2023
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	167.9	166.6	168.0	166.8	170.2	158.8	194.0	170.8	142.4	127.2
Canadian Operations	0.4	0.5	0.4	0.5	0.2	0.1	0.1	0.1	-	0.1
	168.3	167.1	168.4	167.3	170.4	158.9	194.1	170.9	142.4	127.3

NGLs - Plant Condensate (Mbbls/d)
USA Operations	11.2	11.6	11.7	10.9	10.6	10.9	11.3	11.2	10.5	10.6
Canadian Operations	31.7	31.0	32.3	33.7	29.9	32.0	34.8	32.1	33.0	28.1
	42.9	42.6	44.0	44.6	40.5	42.9	46.1	43.3	43.5	38.7

Oil & Plant Condensate (Mbbls/d)
USA Operations	179.1	178.2	179.7	177.7	180.8	169.7	205.3	182.0	152.9	137.8
Canadian Operations	32.1	31.5	32.7	34.2	30.1	32.1	34.9	32.2	33.0	28.2
	211.2	209.7	212.4	211.9	210.9	201.8	240.2	214.2	185.9	166.0

NGLs - Other (Mbbls/d)
USA Operations	75.8	75.1	77.7	75.7	74.6	74.6	74.6	71.8	78.1	73.7
Canadian Operations	15.0	15.0	14.9	16.3	13.8	15.6	16.3	14.9	18.7	12.5
	90.8	90.1	92.6	92.0	88.4	90.2	90.9	86.7	96.8	86.2

NGLs - Total (Mbbls/d)
USA Operations	87.0	86.7	89.4	86.6	85.2	85.5	85.9	83.0	88.6	84.3
Canadian Operations	46.7	46.0	47.2	50.0	43.7	47.6	51.1	47.0	51.7	40.6
	133.7	132.7	136.6	136.6	128.9	133.1	137.0	130.0	140.3	124.9

Oil & NGLs (Mbbls/d)
USA Operations	254.9	253.3	257.4	253.4	255.4	244.3	279.9	253.8	231.0	211.5
Canadian Operations	47.1	46.5	47.6	50.5	43.9	47.7	51.2	47.1	51.7	40.7
	302.0	299.8	305.0	303.9	299.3	292.0	331.1	300.9	282.7	252.2

Natural Gas (MMcf/d)
USA Operations	537	548	543	531	526	517	524	508	530	507
Canadian Operations	1,161	1,132	1,182	1,209	1,122	1,125	1,121	1,117	1,213	1,048
	1,698	1,680	1,725	1,740	1,648	1,642	1,645	1,625	1,743	1,555

Total (MBOE/d)
USA Operations	344.4	344.7	348.0	341.9	343.0	330.4	367.1	338.5	319.2	296.1
Canadian Operations	240.6	235.2	244.6	251.9	230.8	235.2	238.1	233.3	253.8	215.3
	585.0	579.9	592.6	593.8	573.8	565.6	605.2	571.8	573.0	511.4

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2024					2023
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	4,549	1,041	1,135	1,192	1,181	4,444	1,376	1,270	947	851
NGLs (2)	740	196	180	176	188	679	171	175	149	184
Natural Gas	318	103	63	55	97	458	114	103	86	155
	5,607	1,340	1,378	1,423	1,466	5,581	1,661	1,548	1,182	1,190
Realized Gains (Losses) on Risk Management (3)
Oil	(34)	(1)	-	(25)	(8)	(24)	(5)	(19)	-	-
NGLs (2)	4	-	2	1	1	-	-	-	-	-
Natural Gas	145	21	42	51	31	33	11	15	5	2
	115	20	44	27	24	9	6	(4)	5	2

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	10	2	3	4	1	3	1	2	-	-
NGLs (2)	992	238	249	271	234	1,029	286	260	246	237
Natural Gas	741	214	142	150	235	1,191	268	245	223	455
	1,743	454	394	425	470	2,223	555	507	469	692
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-	-	-	-	-
NGLs (2)	(1)	(1)	-	-	-	1	1	-	-	-
Natural Gas	153	40	53	38	22	(54)	11	13	-	(78)
	152	39	53	38	22	(53)	12	13	-	(78)

(1) Excludes other revenues with no associated production volumes. Additionally, intercompany marketing fees formerly transacted between operating segments are excluded as a result of the Company’s reclassification of its previously reported Market Optimization segment. See Note 2 of the audited Consolidated Financial Statements included in Item 8 of Ovintiv’s 2024 Annual Report on Form 10-K for additional information regarding this reclassification.

(2) Includes plant condensate.

(3) Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2024					2023
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Total USA Operations Netback
Price	44.39	42.20	42.97	45.61	46.85	46.15	49.03	49.62	40.56	44.52
Production, mineral and other taxes	2.53	2.27	2.55	2.74	2.56	2.71	2.65	2.71	2.49	3.01
Transportation and processing	4.04	4.03	4.02	4.05	4.07	4.54	3.80	3.98	5.10	5.51
Operating	6.34	6.02	6.02	6.58	6.77	6.15	5.85	6.66	5.73	6.39
Netback	31.48	29.88	30.38	32.24	33.45	32.75	36.73	36.27	27.24	29.61

Total Canadian Operations Netback
Price	19.67	20.84	17.39	18.40	22.30	25.76	25.21	23.46	20.26	35.50
Production, mineral and other taxes	0.16	0.16	0.15	0.17	0.17	0.18	0.16	0.24	0.14	0.19
Transportation and processing	11.85	12.09	12.00	11.37	11.96	12.29	11.65	12.36	11.57	13.80
Operating	1.24	1.02	1.55	1.18	1.19	1.04	1.38	1.30	0.10	1.50
Netback	6.42	7.57	3.69	5.68	8.98	12.25	12.02	9.56	8.45	20.01

Total Operations Netback
Price	34.22	33.53	32.41	34.08	36.97	37.67	39.66	38.95	31.56	40.72
Production, mineral and other taxes	1.56	1.41	1.56	1.65	1.60	1.66	1.67	1.70	1.43	1.83
Transportation and processing	7.25	7.30	7.31	7.15	7.25	7.76	6.89	7.40	7.97	9.00
Operating	4.24	3.99	4.17	4.29	4.52	4.03	4.09	4.48	3.23	4.33
Netback	21.17	20.83	19.37	20.99	23.60	24.22	27.01	25.37	18.93	25.56

(1) Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-unit Results

	2024					2023
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Administrative Expense	1.71	2.16	1.33	1.41	1.95	1.91	1.57	1.53	3.23	1.25
Administrative Expense, Excluding Long-Term Incentive,
Restructuring, Transaction and Legal Costs (1)	1.32	1.38	1.24	1.28	1.43	1.35	1.36	1.27	1.28	1.52

(1) Transaction costs refer primarily to costs incurred in 2023 to facilitate the Permian Acquisition as defined in Note 9 of the Consolidated Financial Statements included in Part II, Item 8 of Ovintiv’s Annual Report on Form 10-K.

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2024					2023
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	73.90	68.01	73.23	78.20	76.17	76.46	76.91	80.69	72.83	74.06
Canadian Operations	70.38	65.05	71.07	74.86	72.34	81.59	75.10	100.64	-	71.44
Total Operations	73.90	68.00	73.23	78.19	76.17	76.46	76.91	80.70	72.83	74.06

NGLs - Plant Condensate Price ($/bbl)
USA Operations	57.83	57.34	56.73	59.43	57.97	58.53	57.24	59.96	55.09	61.84
Canadian Operations	71.97	69.20	71.13	75.61	71.70	74.52	74.65	75.67	70.99	77.22
Total Operations	68.28	65.97	67.30	71.66	68.10	70.46	70.38	71.61	67.14	73.01

Oil & Plant Condensate Price ($/bbl)
USA Operations	72.90	67.31	72.16	77.05	75.10	75.31	75.83	79.42	71.61	73.12
Canadian Operations	71.95	69.14	71.13	75.60	71.71	74.54	74.65	75.75	70.99	77.21
Total Operations	72.75	67.59	72.00	76.82	74.62	75.19	75.66	78.86	71.50	73.81

NGLs - Other Price ($/bbl)
USA Operations	18.02	19.51	16.44	16.84	19.35	16.27	16.21	16.91	13.43	18.73
Canadian Operations	27.45	27.75	26.97	25.36	30.13	26.78	30.94	25.50	18.62	35.17
Total Operations	19.57	20.88	18.13	18.35	21.03	18.09	18.85	18.39	14.43	21.11

NGLs - Total Price ($/bbl)
USA Operations	23.15	24.57	21.73	22.20	24.16	21.66	21.61	22.72	18.39	24.14
Canadian Operations	57.69	55.71	57.22	59.21	58.59	58.89	60.71	59.76	52.05	64.31
Total Operations	35.21	35.35	33.99	35.74	35.82	34.98	36.20	36.11	30.78	37.19

Oil & NGLs Price ($/bbl)
USA Operations	56.57	53.10	55.35	59.09	58.79	57.29	59.94	61.73	51.94	54.16
Canadian Operations	57.80	55.81	57.34	59.35	58.65	58.93	60.75	59.84	52.06	64.32
Total Operations	56.76	53.52	55.66	59.13	58.77	57.55	60.06	61.43	51.96	55.80

Natural Gas Price ($/Mcf)
USA Operations	1.62	2.00	1.29	1.16	2.02	2.43	2.34	2.22	1.79	3.40
Canadian Operations	1.73	2.04	1.29	1.36	2.30	2.89	2.58	2.38	2.02	4.80
Total Operations	1.70	2.03	1.29	1.30	2.21	2.74	2.50	2.33	1.95	4.34

Total Price ($/BOE)
USA Operations	44.39	42.20	42.97	45.61	46.85	46.15	49.03	49.62	40.56	44.52
Canadian Operations	19.67	20.84	17.39	18.40	22.30	25.76	25.21	23.46	20.26	35.50
Total Operations	34.22	33.53	32.41	34.08	36.97	37.67	39.66	38.95	31.56	40.72

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-unit Impact of Realized Gains (Losses) on Risk Management

	2024					2023
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	(0.55)	(0.07)	-	(1.62)	(0.51)	(0.40)	(0.27)	(1.18)	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	(0.55)	(0.07)	-	(1.61)	(0.51)	(0.40)	(0.27)	(1.18)	-	-

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-	-	-	-	-
Canadian Operations	(0.05)	(0.22)	-	-	-	0.09	0.10	-	-	-
Total Operations	(0.04)	(0.16)	-	-	-	0.05	0.08	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	(0.52)	(0.06)	-	(1.52)	(0.48)	(0.38)	(0.25)	(1.12)	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	(0.44)	(0.09)	-	(1.27)	(0.42)	(0.31)	(0.20)	(0.92)	-	-

NGLs - Other ($/bbl)
USA Operations	0.15	-	0.24	0.15	0.15	-	-	-	-	-
Canadian Operations	-	-	-	-	-	-	-	-	-	-
Total Operations	0.13	-	0.20	0.12	0.13	-	-	-	-	-

NGLs - Total ($/bbl)
USA Operations	0.13	-	0.21	0.13	0.13	-	-	-	-	-
Canadian Operations	(0.04)	(0.15)	-	-	-	-	-	-	-	-
Total Operations	0.07	(0.01)	0.13	0.08	0.09	-	-	-	-	-

Oil & NGLs ($/bbl)
USA Operations	(0.32)	(0.02)	0.07	(1.02)	(0.30)	(0.27)	(0.19)	(0.80)	-	-
Canadian Operations	(0.04)	(0.15)	-	-	-	-	-	-	-	-
Total Operations	(0.27)	(0.04)	0.06	(0.85)	(0.26)	(0.21)	(0.14)	(0.66)	-	-

Natural Gas ($/Mcf)
USA Operations	0.74	0.41	0.83	1.05	0.65	0.17	0.23	0.32	0.10	0.03
Canadian Operations	0.36	0.38	0.48	0.35	0.22	(0.13)	0.11	0.12	-	(0.82)
Total Operations	0.47	0.39	0.59	0.56	0.35	(0.03)	0.15	0.18	0.03	(0.54)

Total ($/BOE)
USA Operations	0.91	0.64	1.35	0.87	0.77	0.07	0.18	(0.12)	0.17	0.05
Canadian Operations	1.73	1.83	2.32	1.69	1.03	(0.60)	0.56	0.60	-	(3.97)
Total Operations	1.25	1.12	1.76	1.21	0.87	(0.21)	0.33	0.17	0.10	(1.64)

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2024					2023
(US$)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	73.35	67.94	73.23	76.58	75.66	76.06	76.64	79.51	72.83	74.06
Canadian Operations	70.38	65.05	71.07	74.86	72.34	81.59	75.10	100.64	-	71.44
Total Operations	73.35	67.93	73.23	76.58	75.66	76.06	76.64	79.52	72.83	74.06

NGLs - Plant Condensate Price ($/bbl)
USA Operations	57.83	57.34	56.73	59.43	57.97	58.53	57.24	59.96	55.09	61.84
Canadian Operations	71.92	68.98	71.13	75.61	71.70	74.61	74.75	75.67	70.99	77.22
Total Operations	68.24	65.81	67.30	71.66	68.10	70.51	70.46	71.61	67.14	73.01

Oil & Plant Condensate Price ($/bbl)
USA Operations	72.38	67.25	72.16	75.53	74.62	74.93	75.58	78.30	71.61	73.12
Canadian Operations	71.95	69.14	71.13	75.60	71.71	74.54	74.65	75.75	70.99	77.21
Total Operations	72.31	67.50	72.00	75.55	74.20	74.88	75.46	77.94	71.50	73.81

NGLs - Other Price ($/bbl)
USA Operations	18.17	19.51	16.68	16.99	19.50	16.27	16.21	16.91	13.43	18.73
Canadian Operations	27.45	27.75	26.97	25.36	30.13	26.78	30.94	25.50	18.62	35.17
Total Operations	19.70	20.88	18.33	18.47	21.16	18.09	18.85	18.39	14.43	21.11

NGLs - Total Price ($/bbl)
USA Operations	23.28	24.57	21.94	22.33	24.29	21.66	21.61	22.72	18.39	24.14
Canadian Operations	57.65	55.56	57.22	59.21	58.59	58.89	60.71	59.76	52.05	64.31
Total Operations	35.28	35.34	34.12	35.82	35.91	34.98	36.20	36.11	30.78	37.19

Oil & NGLs Price ($/bbl)
USA Operations	56.25	53.08	55.42	58.07	58.49	57.02	59.75	60.93	51.94	54.16
Canadian Operations	57.76	55.66	57.34	59.35	58.65	58.93	60.75	59.84	52.06	64.32
Total Operations	56.49	53.48	55.72	58.28	58.51	57.34	59.92	60.77	51.96	55.80

Natural Gas Price ($/Mcf)
USA Operations	2.36	2.41	2.12	2.21	2.67	2.60	2.57	2.54	1.89	3.43
Canadian Operations	2.09	2.42	1.77	1.71	2.52	2.76	2.69	2.50	2.02	3.98
Total Operations	2.17	2.42	1.88	1.86	2.56	2.71	2.65	2.51	1.98	3.80

Total Price ($/BOE)
USA Operations	45.30	42.84	44.32	46.48	47.62	46.22	49.21	49.50	40.73	44.57
Canadian Operations	21.40	22.67	19.71	20.09	23.33	25.16	25.77	24.06	20.26	31.53
Total Operations	35.47	34.65	34.17	35.29	37.84	37.46	39.99	39.12	31.66	39.08

Total Netback ($/BOE)
USA Operations	32.39	30.52	31.73	33.11	34.22	32.82	36.91	36.15	27.41	29.66
Canadian Operations	8.15	9.40	6.01	7.37	10.01	11.65	12.58	10.16	8.45	16.04
Total Operations	22.42	21.95	21.13	22.20	24.47	24.01	27.34	25.54	19.03	23.92

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2024					2023
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	119.6	117.9	117.9	117.5	124.9	99.5	140.2	121.4	75.6	59.6
Anadarko	21.9	21.1	21.0	21.2	24.4	30.6	26.8	30.2	32.4	33.1
Uinta	26.2	27.5	28.9	27.7	20.8	19.1	26.8	18.9	17.8	12.8
Other (1)	0.2	0.1	0.2	0.4	0.1	9.6	0.2	0.3	16.6	21.7
Total USA Operations	167.9	166.6	168.0	166.8	170.2	158.8	194.0	170.8	142.4	127.2

Canadian Operations
Montney	0.4	0.5	0.4	0.5	0.2	0.1	0.1	0.1	-	0.1
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	0.4	0.5	0.4	0.5	0.2	0.1	0.1	0.1	-	0.1

Total	168.3	167.1	168.4	167.3	170.4	158.9	194.1	170.9	142.4	127.3

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	5.2	5.6	5.6	5.2	4.7	4.1	4.9	4.6	3.7	3.0
Anadarko	5.6	5.5	5.6	5.5	5.6	5.9	6.0	6.1	5.6	5.8
Uinta	0.4	0.5	0.5	0.2	0.3	0.3	0.4	0.4	0.2	0.2
Other (1)	-	-	-	-	-	0.6	-	0.1	1.0	1.6
Total USA Operations	11.2	11.6	11.7	10.9	10.6	10.9	11.3	11.2	10.5	10.6

Canadian Operations
Montney	31.6	30.9	32.2	33.6	29.8	32.0	34.8	32.1	33.0	28.1
Other (1)	0.1	0.1	0.1	0.1	0.1	-	-	-	-	-
Total Canadian Operations	31.7	31.0	32.3	33.7	29.9	32.0	34.8	32.1	33.0	28.1

Total	42.9	42.6	44.0	44.6	40.5	42.9	46.1	43.3	43.5	38.7

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	124.8	123.5	123.5	122.7	129.6	103.6	145.1	126.0	79.3	62.6
Anadarko	27.5	26.6	26.6	26.7	30.0	36.5	32.8	36.3	38.0	38.9
Uinta	26.6	28.0	29.4	27.9	21.1	19.4	27.2	19.3	18.0	13.0
Other (1)	0.2	0.1	0.2	0.4	0.1	10.2	0.2	0.4	17.6	23.3
Total USA Operations	179.1	178.2	179.7	177.7	180.8	169.7	205.3	182.0	152.9	137.8

Canadian Operations
Montney	32.0	31.4	32.6	34.1	30.0	32.1	34.9	32.2	33.0	28.2
Other (1)	0.1	0.1	0.1	0.1	0.1	-	-	-	-	-
Total Canadian Operations	32.1	31.5	32.7	34.2	30.1	32.1	34.9	32.2	33.0	28.2

Total	211.2	209.7	212.4	211.9	210.9	201.8	240.2	214.2	185.9	166.0

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024					2023
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	42.1	43.0	43.1	41.6	40.3	33.0	39.0	35.1	31.0	26.8
Anadarko	31.9	29.6	32.5	32.8	32.9	36.3	33.7	35.2	37.8	38.5
Uinta	1.7	2.4	2.0	1.2	1.3	1.2	1.8	1.2	1.1	0.7
Other (1)	0.1	0.1	0.1	0.1	0.1	4.1	0.1	0.3	8.2	7.7
Total USA Operations	75.8	75.1	77.7	75.7	74.6	74.6	74.6	71.8	78.1	73.7

Canadian Operations
Montney	15.0	15.0	14.9	16.3	13.8	15.6	16.3	14.9	18.7	12.5
Other (1)	-	-	-	-	-	-	-	-	-	-
Total Canadian Operations	15.0	15.0	14.9	16.3	13.8	15.6	16.3	14.9	18.7	12.5

Total	90.8	90.1	92.6	92.0	88.4	90.2	90.9	86.7	96.8	86.2

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	47.3	48.6	48.7	46.8	45.0	37.1	43.9	39.7	34.7	29.8
Anadarko	37.5	35.1	38.1	38.3	38.5	42.2	39.7	41.3	43.4	44.3
Uinta	2.1	2.9	2.5	1.4	1.6	1.5	2.2	1.6	1.3	0.9
Other (1)	0.1	0.1	0.1	0.1	0.1	4.7	0.1	0.4	9.2	9.3
Total USA Operations	87.0	86.7	89.4	86.6	85.2	85.5	85.9	83.0	88.6	84.3

Canadian Operations
Montney	46.6	45.9	47.1	49.9	43.6	47.6	51.1	47.0	51.7	40.6
Other (1)	0.1	0.1	0.1	0.1	0.1	-	-	-	-	-
Total Canadian Operations	46.7	46.0	47.2	50.0	43.7	47.6	51.1	47.0	51.7	40.6

Total	133.7	132.7	136.6	136.6	128.9	133.1	137.0	130.0	140.3	124.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	166.9	166.5	166.6	164.3	169.9	136.6	184.1	161.1	110.3	89.4
Anadarko	59.4	56.2	59.1	59.5	62.9	72.8	66.5	71.5	75.8	77.4
Uinta	28.3	30.4	31.4	29.1	22.4	20.6	29.0	20.5	19.1	13.7
Other (1)	0.3	0.2	0.3	0.5	0.2	14.3	0.3	0.7	25.8	31.0
Total USA Operations	254.9	253.3	257.4	253.4	255.4	244.3	279.9	253.8	231.0	211.5

Canadian Operations
Montney	47.0	46.4	47.5	50.4	43.8	47.7	51.2	47.1	51.7	40.7
Other (1)	0.1	0.1	0.1	0.1	0.1	-	-	-	-	-
Total Canadian Operations	47.1	46.5	47.6	50.5	43.9	47.7	51.2	47.1	51.7	40.7

Total	302.0	299.8	305.0	303.9	299.3	292.0	331.1	300.9	282.7	252.2

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024					2023
(average)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	236	248	243	232	220	185	213	195	171	158
Anadarko	265	260	264	269	267	283	277	285	289	281
Uinta	33	37	33	26	36	22	30	24	20	15
Other (1)	3	3	3	4	3	27	4	4	50	53
Total USA Operations	537	548	543	531	526	517	524	508	530	507

Canadian Operations
Montney	1,152	1,131	1,182	1,203	1,093	1,095	1,094	1,092	1,177	1,017
Other (1)	9	1	-	6	29	30	27	25	36	31
Total Canadian Operations	1,161	1,132	1,182	1,209	1,122	1,125	1,121	1,117	1,213	1,048

Total	1,698	1,680	1,725	1,740	1,648	1,642	1,645	1,625	1,743	1,555

Total Production (MBOE/d)

USA Operations
Permian	206.1	207.8	207.3	203.0	206.3	167.3	219.5	193.9	138.9	115.8
Anadarko	103.6	99.6	103.1	104.4	107.5	119.9	112.8	119.0	124.0	124.2
Uinta	33.8	36.5	36.8	33.4	28.4	24.3	33.9	24.4	22.4	16.3
Other (1)	0.9	0.8	0.8	1.1	0.8	18.9	0.9	1.2	33.9	39.8
Total USA Operations	344.4	344.7	348.0	341.9	343.0	330.4	367.1	338.5	319.2	296.1

Canadian Operations
Montney	239.0	235.0	244.5	250.8	225.8	230.2	233.6	229.1	247.8	210.1
Other (1)	1.6	0.2	0.1	1.1	5.0	5.0	4.5	4.2	6.0	5.2
Total Canadian Operations	240.6	235.2	244.6	251.9	230.8	235.2	238.1	233.3	253.8	215.3

Total	585.0	579.9	592.6	593.8	573.8	565.6	605.2	571.8	573.0	511.4

(1) Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023. Canadian Other Operations primarily includes natural gas volumes in Horn River.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024					2023
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	1,336	347	350	361	278	1,360	335	524	295	206
Anadarko	108	28	51	23	6	180	24	3	55	98
Uinta	283	40	19	88	136	396	123	136	76	61
Other (1)	7	4	3	-	-	112	-	3	43	66
Total USA Operations	1,734	419	423	472	420	2,048	482	666	469	431

Canadian Operations
Montney	408	95	79	108	126	544	127	130	152	135
Other (1)	(2)	(2)	-	-	-	(2)	-	-	-	(2)
Total Canadian Operations	406	93	79	108	126	542	127	130	152	133

Total Capital Expenditures, Excluding Capitalized Internal Costs	2,140	512	502	580	546	2,590	609	796	621	564

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	96	23	24	23	26	83	29	16	19	19
Anadarko	10	1	3	3	3	21	5	5	4	7
Uinta	27	6	7	6	8	31	9	8	7	7
Other (1)	1	1	-	-	-	6	-	-	3	3
Total USA Operations	134	31	34	32	37	141	43	29	33	36

Canadian Operations
Montney	22	5	1	9	7	6	6	6	(15)	9
Other (1)	-	-	-	-	-	1	1	-	-	-
Total Canadian Operations	22	5	1	9	7	7	7	6	(15)	9

Total Capitalized Directly Attributable Internal Costs	156	36	35	41	44	148	50	35	18	45

Total Capital Expenditures

USA Operations
Permian	1,432	370	374	384	304	1,443	364	540	314	225
Anadarko	118	29	54	26	9	201	29	8	59	105
Uinta	310	46	26	94	144	427	132	144	83	68
Other (1)	8	5	3	-	-	118	-	3	46	69
Total USA Operations	1,868	450	457	504	457	2,189	525	695	502	467

Canadian Operations
Montney	430	100	80	117	133	550	133	136	137	144
Other (1)	(2)	(2)	-	-	-	(1)	1	-	-	(2)
Total Canadian Operations	428	98	80	117	133	549	134	136	137	142

Corporate & Other	7	4	1	1	1	6	1	3	1	1
Total Capital Expenditures	2,303	552	538	622	591	2,744	660	834	640	610
Net Acquisitions & (Divestitures)	198	3	4	3	188	(495)	(27)	47	(702)	187
Net Capital Investment	2,501	555	542	625	779	2,249	633	881	(62)	797

(1) Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

Fourth quarter report

for the year ended December 31, 2024

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2024					2023
	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	167	40	50	45	32	113	25	45	26	17
Anadarko	17	4	7	6	-	11	-	2	2	7
Uinta	20	4	-	1	15	33	12	10	8	3
Other (1)	-	-	-	-	-	11	-	-	6	5
Total USA Operations	204	48	57	52	47	168	37	57	42	32

Canadian Operations
Montney	64	18	12	13	21	96	28	19	23	26
Total Canadian Operations	64	18	12	13	21	96	28	19	23	26

Total	268	66	69	65	68	264	65	76	65	58

Completions Activity (net wells on production)

USA Operations
Permian	135	42	32	40	21	184	60	83	27	14
Anadarko	9	-	9	-	-	25	4	1	7	13
Uinta	27	-	11	7	9	21	8	10	3	-
Other (1)	-	-	-	-	-	16	-	-	8	8
Total USA Operations	171	42	52	47	30	246	72	94	45	35

Canadian Operations
Montney	68	13	11	33	11	77	15	22	29	11
Total Canadian Operations	68	13	11	33	11	77	15	22	29	11

Total	239	55	63	80	41	323	87	116	74	46

(1) Other Operations includes net wells drilled and net wells on production in plays that are not part of the Company’s current focus. Net wells drilled and net wells on production associated with Bakken were included in USA Other Operations until the asset was divested on June 12, 2023.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the year ended December 31, 2024

U.S. Dollar / U.S. Protocol

For the year ended December 31, 2024

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS), Non-GAAP Free Cash Flow and Non-GAAP Free Cash Flow Per Share (FCFPS) - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Non-GAAP FCFPS is Non-GAAP Free Cash Flow divided by the weighted average number of shares of common stock outstanding. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	Q4 2024	YTD 2024

Cash From (Used in) Operating Activities	$1,020	$3,721
Deduct (Add back):
Net change in other assets and liabilities	(39)	(74)
Net change in non-cash working capital	55	(247)
Non-GAAP Cash Flow	$1,004	$4,042

Per Share - Basic	$3.86	$15.28
Per Share - Diluted	3.86	15.12

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,004	$4,042
Deduct:
Capital expenditures	552	2,303
Non-GAAP Free Cash Flow	$452	$1,739

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	Q4 2024	YTD 2024

Net Earnings (Loss) Before Income Tax	$(101)	$1,351
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(75)	(136)
Impairments	(450)	(450)
Non-operating foreign exchange gain (loss)	(14)	6
Adjusted Earnings (Loss) Before Income Tax	438	1,931
Income tax expense (recovery)	87	371
Non-GAAP Adjusted Earnings	$351	$1,560

Per Share - Basic	$1.35	$5.90
Per Share - Diluted	1.35	5.83

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2024

Long-Term Debt, Including Current Portion	$5,453
Total Shareholders’ Equity	10,331
Capitalization	$15,784

Debt to Capitalization	35%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2024

Long-Term Debt, Including Current Portion	$5,453
Total Shareholders’ Equity	10,331
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$23,530

Debt to Adjusted Capitalization	23%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YTD 2024

Long-Term Debt, Including Current Portion					$5,453

Net Earnings (Loss)	$338	$340	$507	$(60)	$1,125
Add back (deduct):
Depreciation, depletion and amortization	566	580	599	545	2,290
Interest	98	105	103	106	412
Income tax expense (recovery)	90	126	51	(41)	226
EBITDA	$1,092	$1,151	$1,260	$550	$4,053

Debt to EBITDA (times)					1.3

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YTD 2024

Long-Term Debt, Including Current Portion					$5,453

Net Earnings (Loss)	$338	$340	$507	$(60)	$1,125
Add back (deduct):
Depreciation, depletion and amortization	566	580	599	545	2,290
Impairments	-	-	-	450	450
Accretion of asset retirement obligation	5	4	5	5	19
Interest	98	105	103	106	412
Unrealized (gains) losses on risk management	100	(8)	(31)	75	136
Foreign exchange (gain) loss, net	(28)	(10)	17	2	(19)
Other (gains) losses, net	(4)	(5)	(151)	(5)	(165)
Income tax expense (recovery)	90	126	51	(41)	226
Adjusted EBITDA	$1,165	$1,132	$1,100	$1,077	$4,474

Debt to Adjusted EBITDA (times)					1.2

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents.

Net Debt	YTD 2024

Long-Term Debt, Including Current Portion	$5,453
Less:
Cash and cash equivalents	42
Net Debt	$5,411

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Upstream Operating Cash Flow, excluding Risk Management and Upstream Operating Free Cash Flow - Upstream Operating Cash Flow, excluding Risk Management is a measure that adjusts the USA and Canadian Operations revenues for production, mineral and other taxes, transportation and processing expense, operating expense and the impacts of realized risk management activities. It is calculated as total upstream operating income excluding upstream depreciation, depletion and amortization, and the impact of risk management activities. Upstream Operating Free Cash Flow is defined as Upstream Operating Cash Flow, excluding Risk Management, in excess of upstream capital investment, excluding net acquisitions and divestitures. Management monitors these measures as it reflects operating performance and measures the amount of cash generated from the Company’s upstream operations.

Free Cash Flow Yield - Annualized Non-GAAP Free Cash Flow divided by the Company’s market capitalization.

Cash Return Yield - The sum of Ovintiv’s base dividend and expected cash returned to shareholders under the Company’s capital allocation framework, divided by the Company’s market capitalization, on an annualized basis.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense.

Selected Financial Data (1)

	2024					2023
(US$ millions)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2,3)	5,607	1,340	1,378	1,423	1,466	5,581	1,661	1,548	1,182	1,190
Production, mineral and other taxes	319	72	82	85	80	327	90	84	73	80
Transportation and processing	510	128	129	126	127	547	128	124	148	147
Operating (4)	799	190	193	205	211	743	198	208	167	170
	3,979	950	974	1,007	1,048	3,964	1,245	1,132	794	793
Canadian Operations
Upstream Product Revenue (2,3)	1,743	454	394	425	470	2,223	555	507	469	692
Production, mineral and other taxes	14	3	4	4	3	15	3	5	3	4
Transportation and processing	1,043	262	270	260	251	1,056	256	265	268	267
Operating (4)	109	22	36	26	25	88	29	28	2	29
	577	167	84	135	191	1,064	267	209	196	392
Total Operations
Upstream Product Revenue (2,3)	7,350	1,794	1,772	1,848	1,936	7,804	2,216	2,055	1,651	1,882
Production, mineral and other taxes	333	75	86	89	83	342	93	89	76	84
Transportation and processing	1,553	390	399	386	378	1,603	384	389	416	414
Operating (4)	908	212	229	231	236	831	227	236	169	199
	4,556	1,117	1,058	1,142	1,239	5,028	1,512	1,341	990	1,185

(1)

Segmented financial information per the notes to Ovintiv's financial statements and/or management's discussion and analysis. See Note 2 of the audited Consolidated Financial Statements included in Item 8 of Ovintiv's 2024 Annual Report on Form 10-K for information regarding the reclassification of the Company's previously reported Market Optimization segment.

(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.
(4)	Excludes other operating expenses with no associated production volumes.

Sales Volumes (1)

	2024					2023
(BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	126,001,722	31,667,596	32,027,500	31,141,019	31,165,771	120,609,505	33,771,820	31,141,172	29,044,015	26,652,510
Canadian Operations	88,059,600	21,638,124	22,502,832	22,919,260	20,999,433	85,848,365	21,907,316	21,465,900	23,096,801	19,378,260
Total	214,061,322	53,305,720	54,530,332	54,060,279	52,165,204	206,457,870	55,679,136	52,607,072	52,140,816	46,030,770

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2024					2023
(US$/BOE)	Year	Q4	Q3	Q2	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	44.40	42.22	42.96	45.60	46.88	46.14	49.03	49.58	40.59	44.50
Production, mineral and other taxes	2.53	2.27	2.56	2.73	2.57	2.71	2.66	2.70	2.51	3.00
Transportation and processing	4.05	4.04	4.03	4.05	4.07	4.54	3.79	3.98	5.10	5.52
Operating	6.34	6.00	6.03	6.58	6.77	6.16	5.86	6.68	5.75	6.38
Netback	31.48	29.90	30.35	32.24	33.47	32.73	36.72	36.22	27.23	29.60
Total Canadian Operations
Price	19.67	20.84	17.38	18.41	22.29	25.77	25.20	23.48	20.22	35.56
Production, mineral and other taxes	0.16	0.14	0.18	0.17	0.14	0.17	0.14	0.23	0.13	0.21
Transportation and processing	11.84	12.11	12.00	11.34	11.95	12.30	11.69	12.35	11.60	13.78
Operating	1.24	1.02	1.60	1.13	1.19	1.03	1.32	1.30	0.09	1.50
Netback	6.43	7.58	3.60	5.76	9.00	12.27	12.05	9.60	8.40	20.07
Total Operations
Price	34.22	33.54	32.40	34.07	36.98	37.67	39.66	38.93	31.57	40.73
Production, mineral and other taxes	1.56	1.41	1.58	1.65	1.59	1.66	1.67	1.69	1.46	1.82
Transportation and processing	7.25	7.32	7.32	7.14	7.25	7.76	6.90	7.39	7.98	8.99
Operating	4.24	3.98	4.20	4.27	4.52	4.03	4.08	4.49	3.24	4.32
Netback	21.17	20.84	19.31	21.01	23.62	24.22	27.01	25.36	18.89	25.59

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes. Additionally, as part of the Company's reassessment of its reporting segments (see Note 2 of the audited Consolidated Financial Statements included in Item 8 of Ovintiv's 2024 Annual Report on Form 10-K), intercompany marketing fees formerly transacted between operating segments are excluded from the Selected Financial Data table above but included in the reported netbacks. For the years ended December 31, 2024, and 2023, intercompany marketing fees totaled $24 million and $27 million, respectively and for the quarterly periods presented, they ranged from $5 million to $8 million.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations